Exhibit 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER


                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of CastlePoint Holdings, Ltd. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Michael H. Lee, Chief Executive Officer of the Company, and Joel S. Weiner, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities and Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ Michael H. Lee
------------------
Michael H. Lee
Chief Executive Officer

August 7, 2007




/s/ Joel S. Weiner
------------------
Joel S. Weiner
Senior Vice President and Chief Financial Officer

August 7, 2007




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